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                                                                    Exhibit 23.1

                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 22, 1999, except for Note 9 which is as of September 15, 1999, relating to the financial statements of Vitria Technology, Inc., which appear in Vitria Technology, Inc.'s Prospectus dated September 16, 1999 filed pursuant to Rule 424(b).



/s/ PricewaterhouseCoopers LLP

San Jose, CA
November 18, 1999